EX-99.CERT
CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, John M. Perlowski, Chief Executive Officer (principal executive officer) of BlackRock Small Cap Growth Fund II of
BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC, certify that:

1. I have reviewed this report on Form N-Q of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and
BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrants as of the end of the fiscal quarter for which the report is filed;

4. The registrants' other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrants and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrants' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d) disclosed in this report any change in the registrants' internal control over financial reporting that occurred during the registrants' most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrants' internal control over financial reporting; and

5. The registrants' other certifying officer(s) and I have disclosed to the registrants' auditors and the audit committee of the registrants' board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrants' ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants' internal control over financial reporting.

Date: October 25, 2010

/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of
BlackRock Master LLC

EX-99.CERT
CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Neal J. Andrews, Chief Financial Officer (principal financial officer) of BlackRock Small Cap Growth Fund II of
BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC, certify that:

1. I have reviewed this report on Form N-Q of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and
BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrants as of the end of the fiscal quarter for which the report is filed;

4. The registrants' other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrants and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrants' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d) disclosed in this report any change in the registrants' internal control over financial reporting that occurred during the registrants' most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrants' internal control over financial reporting; and

5. The registrants' other certifying officer(s) and I have disclosed to the registrants' auditors and the audit committee of the registrants' board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrants' ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants' internal control over financial reporting.

Date: October 25, 2010

/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of
BlackRock Master LLC